SUPPLEMENTAL INFORMATION Q3 2025 November 4, 2025 Exhibit 99.2

FORWARD LOOKING STATEMENTS In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec- filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: our vulnerability to changes in consumer preferences and economic conditions such as inflation and recession; uncertainty regarding the Russia and Ukraine war, war and unrest in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same- restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws, including trade and tax policies; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders. The forward-looking statements included in this presentation are made only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. NON-GAAP FINANCIAL MEASURES (UNAUDITED) To supplement the consolidated financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we use the following non-GAAP measures, which present operating results on an adjusted basis: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin. Our presentation of these non-GAAP measures includes isolating the effects of some items that are either nonrecurring in nature or have no meaningful correlation to our ongoing core operating performance. These supplemental measures of performance are not required by or presented in accordance with GAAP. Management believes these non-GAAP measures provide investors with additional visibility into our operations, facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, help to identify operational trends and allow for greater transparency with respect to key metrics used by Management in our financial and operational decision making. Our non-GAAP measures may not be comparable to similarly titled measures used by other companies and have important limitations as analytical tools. These non-GAAP measures should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP as they may not provide a complete understanding of our performance. These non-GAAP measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. 2 CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

We are First Watch. We’re the leaders of the Daytime Dining category – a segment comprised of culinary-driven concepts operating exclusively during daytime hours. Our performance and successes are achieved during one 7½-hour shift, from 7 a.m. to 2:30 p.m. We serve made-to-order breakfast, brunch and lunch using fresh ingredients, and our culture is built around a simple, people-focused mission: “You First.” Our elevated offering capitalizes on three long-term consumer trends: the attractive breakfast daypart, an increasing demand for fresh, healthy food and the heightened importance of on-demand dining. We appeal to a broad mix of customers across generations from Gen Z to Baby Boomers. Since 1983, we have delivered sales and unit growth as a result of our broad brand appeal. At the end of the third quarter, we operated 620 system-wide restaurants in 32 states, and we believe we’re just getting started. G O O D M O R N IN G ! 3

PERFORMANCE & COMMENTARY Q3 2025

6 Q3 2025 HIGHLIGHTS Q3 2025 Highlights: • Total revenues increased 25.6% to $316.0 million as compared to $251.6 million in the same period of 2024 • System-wide sales increased 20.9% to $352.7 million as compared to $291.8 million in the same period of 2024 • Same-restaurant sales growth of 7.1% • Same-restaurant traffic growth of 2.6% • Income from operations margin increased to 3.2% as compared to 2.5% in the same period of 2024 • Restaurant level operating profit margin* increased to 19.7% as compared to 18.9% in the same period of 2024 • Net income increased to $3.0 million, or $0.05 per diluted share as compared to $2.1 million, or $0.03 per diluted share, in the same period of 2024 • Adjusted EBITDA* increased to $34.1 million as compared to $25.6 million in the same period of 2024 • Opened 21 system-wide restaurants in 14 states, with 1 planned closure, resulting in a total of 620 system-wide restaurants (548 company-owned and 72 franchise-owned) across 32 states *See Non-GAAP Financial Measures Reconciliations section below.

“Our strong third quarter results and sequential year-to-date improvement in same restaurant traffic growth, same restaurant sales growth, and restaurant-level operating profit margin, are testament to the enduring strength of our business model and the efforts of our teams. In light of our performance and considering current trends, we are pleased to guide to the high end of our previous range for FY25 adjusted EBITDA at approximately $123 million and remain confident in a robust finish to the year with continued aggressive growth.” Chris Tomasso, First Watch CEO and President 7

Summer| June 3 – August 18, 2025 8 Freshly baked cornbread with sweet and juicy blueberries. Topped with house- whipped lemon butter and lightly dusted with powdered cinnamon sugar. Sautéed Cajun shrimp and andouille sausage cooked Lowcountry-style with chicken stock, house-roasted tomatoes and onions, diced green bell peppers and scallions atop Bob’s Red Mill Cheddar Parmesan Cheese grits. Served with artisan ciabatta toast. Chorizo, scrambled cage-free eggs, freshly season potatoes, red bell pepper, Cheddar and Monterey Jack, seasoned black beans and fresh avocado. Wrapped in a grilled whole wheat tortilla, covered in Vera Cruz hollandaise and topped with house-roasted corn salsa, Cotija cheese, house-pickled red onions, chipotle aioli, Tajín® and cilantro. WATERMELON WAKEUP Fresh juice featuring watermelon, pineapple, lime and mint. BLUEBERRY LEMON CORNBREAD SHRIMP & GRITS ELOTE BREAKFAST BURRITO A TASTE OF Q2 + Q3

Fall| August 19 – October 27, 2025 9 Million Dollar Bacon, a Jones Dairy Farm all-natural pork sausage patty, folded cage-free eggs, house-pickled jalapeño, aged Cheddar and bacon apricot jam on a griddled, buttery croissant round. Served with freshly seasoned potatoes. Honey-chipotle glazed all-natural chicken, hardwood smoked bacon, diced red bell peppers, house-roasted onions, Cheddar and Monterey Jack in a potato hash, topped with two cage-free eggs any style, Cotija cheese, house-pickled red onions, fresh avocado, lime crema and scallions. A classic, seasonal First Watch favorite. Two cage-free eggs cooked any style, Jones Dairy Farm all-natural chicken apple sausage patties and one of our signature spiced Pumpkin Pancakes. BLAZING DRAGON Fresh juice featuring strawberry, lemon, cane sugar and dragon fruit. MAPLE BACON CROISSANT SANDWICH CHIPOTLE CHICKEN HASH PUMPKIN PANCAKE BREAKFAST A TASTE OF Q3 + Q4

Based upon third quarter results and current trends, the Company updated the following guidance metrics for the 52-week fiscal year ending December 28, 2025: • Same-restaurant sales growth of ~4% with same-restaurant traffic growth of ~1% • Total revenue growth of 20.0%-21.0%(1) • Adjusted EBITDA(2) of ~$123.0 million(1) • Blended tax rate of ~45.0% • Capital expenditures of ~$150.0 million invested primarily in new restaurant projects and planned remodels(3) • 60 to 61 new system-wide restaurants, net of 3 company-owned restaurant closures (55 new company-owned restaurants and 8 to 9 new franchise-owned restaurants) 10 OUTLOOK (1) Includes net impact of approximately 4.0% in total revenue growth and approximately $7.0 million in Adjusted EBITDA associated with completed and announced acquisitions. (2) We have not reconciled guidance for Adjusted EBITDA to the corresponding GAAP financial measure because we do not provide guidance for the various reconciling items. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted due to the fact that these items could vary significantly from period to period. Accordingly, a reconciliation to the corresponding GAAP financial measure is not available without unreasonable effort. (3) Does not include the capital outlays associated with the acquisition of franchise-owned restaurants. OUTLOOK FOR FISCAL YEAR 2025

11 The table summarizes our results of operations and the percentages of items in our Consolidated Statements of Operations in relation to Total revenues or, where indicated, Restaurant sales, for fiscal years 2024, 2023 and 2022, and the thirteen and thirty-nine weeks ended September 28, 2025 and ended September 29, 2024, respectively. CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (1) Percentages are calculated as a percentage of restaurant sales (in thousands) Revenues Restaurant sales 313,636$ 99.2% 248,965$ 98.9% 898,210$ 99.1% 743,730$ 98.8% 1,004,355$ 98.9% 877,092$ 98.4% 719,181$ 98.5% Franchise revenues 2,386 0.8% 2,644 1.1% 7,939 0.9% 8,889 1.2% 11,555 1.1% 14,459 1.6% 10,981 1.5% Total revenues 316,022 100.0% 251,609 100.0% 906,149 100.0% 752,619 100.0% 1,015,910 100.0% 891,551 100.0% 730,162 100.0% Operating costs and expenses Restaurant operating expenses (1) (exclusive of depreciation and amortization shown below): Food and beverage costs 69,730 22.2% 55,865 22.4% 208,355 23.2% 163,852 22.0% 223,097 22.2% 197,374 22.5% 172,561 24.0% Labor and other related expenses 102,387 32.6% 83,756 33.6% 300,451 33.4% 247,332 33.3% 335,038 33.4% 294,010 33.5% 238,257 33.1% Other restaurant operating expenses 50,140 16.0% 38,891 15.6% 141,002 15.7% 113,232 15.2% 151,968 15.1% 134,477 15.3% 114,476 15.9% Occupancy expenses 25,891 8.3% 21,075 8.5% 73,849 8.2% 60,733 8.2% 82,694 8.2% 68,400 7.8% 59,919 8.3% Pre-opening expenses 3,813 1.2% 2,387 1.0% 9,980 1.1% 5,782 0.8% 10,109 1.0% 7,173 0.8% 5,414 0.8% General and administrative expenses 33,746 10.7% 27,680 11.0% 97,150 10.7% 82,527 11.0% 113,270 11.1% 103,121 11.6% 84,959 11.6% Depreciation and amortization 19,662 6.2% 15,153 6.0% 54,355 6.0% 41,960 5.6% 57,715 5.7% 41,223 4.6% 34,230 4.7% Impairments and loss on disposal of assets 175 0.1% 114 0.0% 311 0.0% 386 0.1% 525 0.1% 1,359 0.2% 920 0.1% Transaction expenses, net 428 0.1% 375 0.1% 2,220 0.2% 1,769 0.2% 2,587 0.3% 3,147 0.4% 2,513 0.3% Total operating costs and expenses 305,972 96.8% 245,296 97.5% 887,673 98.0% 717,573 95.3% 977,003 96.2% 850,284 95.4% 713,249 97.7% Income from operations (1) 10,050 3.2% 6,313 2.5% 18,476 2.1% 35,046 4.7% 38,907 3.9% 41,267 4.7% 16,913 2.4% Interest expense (4,567) (1.4%) (3,441) (1.4%) (11,904) (1.3%) (9,421) (1.3%) (12,640) (1.2)% (8,063) (0.9%) (5,232) (0.7%) Other income, net 191 0.1% 624 0.2% 1,141 0.1% 1,663 0.2% 1,759 0.2% 2,871 0.3% 910 0.1% Income before income taxes 5,674 1.8% 3,496 1.4% 7,713 0.9% 27,288 3.6% 28,026 2.8% 36,075 4.0% 12,591 1.7% Income tax expense (2,683) (0.8%) (1,384) (0.6%) (3,445) (0.4%) (9,062) (1.2%) (9,101) (0.9)% (10,690) (1.2%) (5,684) (0.8%) Net income 2,991$ 0.9% 2,112$ 0.8% 4,268$ 0.5% 18,226$ 2.4% 18,925$ 1.9% 25,385$ 2.8% 6,907$ 0.9% Net income 2,991$ 2,112$ 4,268$ 18,226$ 18,925$ 25,385$ 6,907$ Other comprehensive income: Unrealized gain (loss) on derivatives 88 (3,560) (920) (2,421) 301 (889) - Income tax related to other comprehensive income (loss) (22) 888 229 604 (75) 222 - Comprehensive income (loss) 3,057$ (560)$ 3,577$ 16,409$ 19,151$ 24,718$ 6,907$ Net income per common share - basic 0.05$ 0.03$ 0.07$ 0.30$ 0.31$ 0.43$ 0.12$ Net income per common share - diluted 0.05$ 0.03$ 0.07$ 0.29$ 0.30$ 0.41$ 0.11$ Weighted average number of common shares outstanding - basic 61,027,278 60,428,016 60,933,443 60,275,167 60,365,393 59,531,404 59,097,512 Weighted average number of common shares outstanding - diluted 62,834,080 61,851,127 62,798,962 62,343,751 62,351,222 61,191,613 60,140,045 2022 FISCAL YEAR 2024 2023 THIRTEEN WEEKS ENDED THIRTEEN WEEKS ENDED September 29, 2024September 28, 2025 THIRTY-NINE WEEKS ENDED September 28, 2025 THIRTY-NINE WEEKS ENDED September 29, 2024

12 SELECTED OPERATING DATA *Average unit volume presented on an annual basis only. (1) Comparing the 52-week period ended December 29, 2024 with the 52-week period ended December 31, 2023 in order to compare like-for-like periods. See “Key Performance Indicators” for additional information. (2) Reconciliations from Income from operations and Income from operations margin, the most comparable GAAP measures to Restaurant level operating profit and Restaurant level operating profit margin, are set forth in the schedules within the Non-GAAP Financial Measure Reconciliations section below. (3) Reconciliations from Net (loss) income and Net (loss) income margin, the most comparable GAAP measures to Adjusted EBITDA and Adjusted EBITDA margin, are set forth in the schedules within the Non-GAAP Financial Measure Reconciliations section below. THIRTEEN WEEKS THIRTEEN WEEKS THIRTY-NINE WEEKS THIRTY-NINE WEEKS September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 2024 2023 2022 Operating weeks 13 13 39 39 52 53 52 System-wide restaurants 620 547 620 547 572 524 474 Company-owned 548 466 548 466 489 425 366 Franchise-owned 72 81 72 81 83 99 108 System-wide sales (in thousands) $352,688 $291,806 $1,021,896 $880,364 $1,184,469 $1,103,089 $914,816 Same-restaurant sales growth (1) 7.1% (1.9%) 3.7% (0.6%) (0.5)% 7.6% 14.5% Same-restaurant traffic growth (1) 2.6% (4.4%) 1.3% (4.3%) (4.0)% 0.2% 7.7% Average Unit Volume (in thousands) * $2,204 $2,250 $2,032 Income from operations (in thousands) $10,050 $6,313 $18,476 $35,046 $38,907 $41,267 $16,913 Income from operations margin 3.2% 2.5% 2.1% 4.7% 3.9% 4.7% 2.4% Restaurant level operating profit (in thousands) (2) $61,675 $46,991 $164,573 $152,799 $201,761 $175,658 $128,936 Restaurant level operating profit margin (2) 19.7% 18.9% 18.3% 20.5% 20.1% 20.0% 17.9% Net income (in thousands) $2,991 $2,112 $4,268 $18,226 $18,925 $25,385 $6,907 Net income margin 0.9% 0.8% 0.5% 2.4% 1.9% 2.8% 0.9% Adjusted EBITDA (in thousands) (3) $34,099 $25,624 $87,231 $89,539 $113,836 $99,483 $69,278 Adjusted EBITDA margin (3) 10.8% 10.2% 9.6% 11.9% 11.2% 11.2% 9.5% FISCAL YEAR

APPENDIX

SYSTEM-WIDE RESTAURANT COUNT BY STATE AS OF 2024 YEAR END ® Our flexible box size of ~3,800–6,600 sq ft with an average net build-out cost of ~$1.75M allows us to fit in any real estate and supports visibility to 2,200 restaurants (1) Representative of our target 3-year new units performance, which is comparable to the historical 3-year performance of our new restaurants. (2) Cash-on-Cash Return is defined as Restaurant Level Operating Profit (excluding gift card breakage and deferred rent expense (income)) in the third year of operation (months 25-36 of operation) for company-owned restaurants divided by their cash build-out expenses, net of landlord incentives. (3) The Internal Rate of Return (IRR) is the annual growth rate that makes the net present value (NPV) of all cash flows from the investment zero. IRR represents the minimum yearly return needed for the investment in a new restaurant location to break even over the lease term. Note: Restaurant counts represent system-wide restaurants. AUV metrics by state is for Company-Owned restaurants only, representing trailing 12 months as of the end of Q4 2024. 61 1 19 13 7 25 3 68 1 1 6 23 133 10 36 24 17 8 5 11 44 1 26 19 7 15 48 35 2 • Demonstrated success of rapid unit growth • 14.5% system-wide unit CAGR from 2014-2024 • 572 locations across the U.S. at the 2024 year end • Proven portability with restaurants in our top decile spanning 14 states and 22 DMAs $2.7M 18-20% ~35% 18%+ Year 3 Avg Sales(1) Year 3 Restaurant-Level Operating Profit (1) Year 3 Cash-On-Cash Returns(1) (2) IRR(3) ATTRACTIVE NEW UNIT ECONOMICS, FLEXIBLE SIZE, WORKS EVERYWHERE FLORIDA 133 $2.3M AUV OHIO 44 $2.2M AUV MISSOURI 25 $2.3M AUV ARIZONA 35 $2.4M AUV TEXAS 68 $2.2M AUV

15 ** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income Same-Restaurant Sales & Traffic Growth Pre-opening Expenses ** HISTORICAL DATA *Comparison to the 13-weeks and 52-weeks ended December 31, 2023, is provided for enhanced comparability. . Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Same-Restaurant Sales Growth 0.7% 3.5% 7.1% 3.7% 0.5% (0.3)% (1.9)% (0.3)% * (0.5)% * 12.9% 7.8% 4.8% 5.0% 7.6% Same-Restaurant Traffic Growth (Decline) (0.7)% 2.0% 2.6% 1.3% (4.5)% (4.0)% (4.4)% (3.0)% * (4.0)% * 5.1% (1.2)% (1.9)% (1.3)% 0.2% Comparable Restarant Base 383 382 381 381 344 344 344 344 344 328 327 327 327 327 2025 2024 2023 Q1 Q2 Q3 YTD Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Other restaurant operating expenses $ 1,443 $ 2,088 $ 2,358 $ 5,889 $ 957 $ 928 $ 828 $ 2,971 $ 5,684 $ 654 $ 643 $ 1,122 $ 1,956 $ 4,375 Occupancy expenses 1,217 1,419 1,455 4,091 610 900 1,559 1,356 4,425 382 609 913 894 2,798 Total Pre-opening expenses $ 2,660 $ 3,507 $ 3,813 $ 9,980 $ 1,567 $ 1,828 $ 2,387 $ 4,327 $ 10,109 $ 1,036 $ 1,252 $ 2,035 $ 2,850 $ 7,173 202320242025

16 Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management’s performance when determining incentive compensation, (ii) to evaluate the Company’s operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company’s performance to that of its competitors and (iv) to provide investors with additional transparency of the Company’s operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company’s operating performance relative to the Company’s performance based on the Company’s GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company’s ongoing core operating performance. The adjacent table reconciles Net income and Net income margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated. NON-GAAP FINANCIAL MEASURES RECONCILIATIONS Adjusted EBITDA and Adjusted EBITDA margin (1) Represents costs related to process improvements and strategic initiatives. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). (2) Represents non-cash, stock-based compensation expense, net of amounts capitalized, which is recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). (3) Represents professional service costs incurred in connection with the Delaware Voluntary Disclosure Agreement Program related to unclaimed or abandoned property. These costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). (4) Represents costs incurred in connection with the acquisition of franchise-owned restaurants, secondary offering costs and, in 2024, an offsetting gain on release of contingent consideration liability and expenses related to debt. (5) Represents insurance recoveries, net of costs incurred, in connection with hurricane damage, which were recorded in Other income, net on the Consolidated Statements of Operations and Comprehensive Income (Loss). (6) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (7) Represents costs incurred for hiring qualified individuals. These costs are recorded within General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). (8) Severance costs are recorded in General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). (9) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). THIRTEEN WEEKS THIRTEEN WEEKS THIRTY-NINE WEEKS THIRTY-NINE WEEKS (in thousands) September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 2024 2023 2022 Net income $2,991 $2,112 $4,268 $18,226 $18,925 $25,385 $6,907 Depreciation and amortization 19,662 15,153 54,355 41,960 57,715 41,223 34,230 Interest expense 4,567 3,441 11,904 9,421 12,640 8,063 5,232 Income taxes 2,683 1,384 3,445 9,062 9,101 10,690 5,684 EBITDA 29,903 22,090 73,972 78,669 98,381 85,361 52,053 Strategic costs (1) 715 558 2,748 954 1,843 892 2,318 Loss on extinguishment of debt - - - 428 428 - - Stock-based compensation, net of amounts capitalized (2) 2,877 2,076 7,926 6,394 8,525 7,604 10,374 Delaware Voluntary Disclosure Agreement Program (3) 1 26 54 101 126 1,250 149 Transaction expenses, net (4) 428 375 2,220 1,769 2,587 3,147 2,513 Insurance proceeds in connection with natural disasters, net (5) - - - - 329 (621) 115 Impairments and loss on disposal of assets (6) 175 114 311 386 525 1,359 920 Recruiting and relocation costs (7) - 359 - 634 888 465 681 Severance costs (8) - 26 - 204 204 26 155 Adjusted EBITDA $34,099 $25,624 $87,231 $89,539 $113,836 $99,483 $69,278 Total revenues $316,022 $251,609 $906,149 $752,619 $1,015,910 $891,551 $730,162 Net income margin 0.9% 0.8% 0.5% 2.4% 1.9% 2.8% 0.9% Adjusted EBITDA margin 10.8% 10.2% 9.6% 11.9% 11.2% 11.2% 9.5% Additional information Deferred rent expense (9) ($141) $327 $337 $1,076 $1,318 $2,090 $2,418 FISCAL YEAR

17 Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision-making. The adjacent table reconciles Income from operations and Income from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated. Restaurant level operating profit and Restaurant level operating profit margin NON-GAAP FINANCIAL MEASURES RECONCILIATIONS (1) Represents costs incurred in connection with the acquisition of franchise-owned restaurants, secondary offering costs and, in 2024, an offsetting gain on release of contingent consideration liability and expenses related to debt. (2) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented. (3) Represents costs incurred in connection with hurricane damage. The costs include inventory spoilage and labor costs, which were recorded in Food and beverage costs and Labor and other related expenses, respectively, on the Consolidated Statements of Operations and Comprehensive Income (Loss). (4) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss). THIRTEEN WEEKS THIRTEEN WEEKS THIRTY-NINE WEEKS THIRTY-NINE WEEKS (in thousands) September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 2024 2023 2022 Income from operations $10,050 $6,313 $18,476 $35,046 $38,907 $41,267 $16,913 Less: Franchise revenues (2,386) (2,644) (7,939) (8,889) (11,555) (14,459) (10,981) Add: General and administrative expenses 33,746 27,680 97,150 82,527 113,270 103,121 84,959 Depreciation and amortization 19,662 15,153 54,355 41,960 57,715 41,223 34,230 Transaction expenses (income), net (1) 428 375 2,220 1,769 2,587 3,147 2,513 Impairments and loss on disposal of assets (2) 175 114 311 386 525 1,359 920 Costs in connection with natural disasters (3) - - - - 312 - 382 Restaurant level operating profit $61,675 $46,991 $164,573 $152,799 $201,761 $175,658 $128,936 Restaurant sales $313,636 $248,965 $898,210 $743,730 $1,004,355 $877,092 $719,181 Income from operations margin 3.2% 2.5% 2.1% 4.7% 3.9% 4.7% 2.4% Restaurant level operating profit margin 19.7% 18.9% 18.3% 20.5% 20.1% 20.0% 17.9% Additional information Deferred rent expense (4) ($168) $277 $211 $927 $1,119 $1,891 $2,219 FISCAL YEAR

18 Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the comparable restaurant base, which we define as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”). For the thirteen and thirty-nine weeks ended September 28, 2025 and September 29, 2024, there were 381 restaurants and 344 restaurants, in our Comparable Restaurant Base. Measuring our same-restaurant sales growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors to provide a consistent comparison of restaurant sales results and trends across periods within our core, established restaurant base, unaffected by results of store openings, closings, and other transitional changes Same-restaurant traffic growth: the percentage change in traffic counts as compared to the same period in the prior year using the Comparable Restaurant Base. Measuring our same-restaurant traffic growth allows management to evaluate the performance of our existing restaurant base. We believe this measure is useful for investors because an increase in same-restaurant traffic provides an indicator as to the development of our brand and the effectiveness of our marketing strategy. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company-owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise-owned restaurants as revenue. DEFINITIONS USED IN PRESENTATION

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